UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 6, 2017

Troika Media Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 S. La Brea
                                Los Angeles, CA  90036
(Address of Principal Executive Offices)  (Zip Code)

                                      (323) 965-1650
(Registrant's Telephone Number, Including Area Code)

                                      M2 nGage Group, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 6, 2017, M2 nGage Group, Inc. (the "Company") changed its name to Troika Media Group, Inc., and remains a Nevada corporation.  The name change reflects the Company's merger with Troika Design Group, Inc., a media branding and marketing innovations agency (now known as Troika, Inc.) now a wholly owned subsidiary of the Company.  The terms of the Merger were disclosed in the Company's Form 8-K filed on June 20, 2017.
Pursuant to Articles of Merger filed with the Secretary of State of Nevada on July 6, 2017, the Company's recently formed, wholly-owned subsidiary, Troika Media Group, Inc., was merged with and into the Company, which changed its name to Troika Media Group, Inc.  Shareholder approval was not required for this merger with a wholly-owned subsidiary.  A copy of the filed Articles of Merger is attached hereto as Exhibit 3.1.
ITEM 5.02	RESIGNATIONS OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS
On July 11, 2017, Michael Tenore, Chief Operating Officer and the Company's sole director, elected five members to the Company's Board of Directors:  Jeffrey L. Schwartz, Chairman; Robert B. Machinist; Dan Pappalardo; Jeff Kurtz and Tom Ochocki. Upon the foregoing election, Mr. Tenore resigned as a director of the Company.  Mr. Tenore then appointed Christopher Broderick, the Company's former Chief Operating Officer, to replace Mr. Tenore as Chief Operating Officer.  Mr. Tenore remains the Company's General Counsel and Corporate Secretary.
Certain biographical information on the new members of the Board of Directors is as follows:
Jeffrey Schwartz has been a founder and principal since 2008 of Digital Direct Ventures (DDV), which partners with companies seeking to create a digital presence for their companies. He also started Old Pro Inc. (OPI) which invests in and provides financial and technical consulting to early stage technology companies, including successes like DraftStreet.com and JW Player Incorporated. From 1993 to 2008, Mr. Schwartz was the chief executive officer of Traffix, Inc. and its predecessor, Quintel Communications, Inc., a NASDAQ listed company and leading digital marketer. Mr. Schwartz has been involved in all aspects of web-based and technology commerce, including online and search engine marketing, interactive games, list brokerage and creative services.  Mr. Schwartz also serves on the Board of Directors of FutureFuel Corp. (NYSE: FF) since August 27, 2015.  Mr. Schwartz will serve on the Company's Nominating/Corporate Governance Committee.
Robert B. Machinist, also known as Bob, serves as the Chief Executive Officer at Ironwood Investment Management, LLC. Mr. Machinist serves as the Chief Executive Officer of MB Investment Partners, Inc. and has been its Managing Partner since August 2004. He joined MB Investment in August 2004 to lead it in the development of wealth preservation and creation strategies. He is a Managing Partner at M-Capital, LLC. He serves as a Partner at Columbus Nova. He serves as Director of Endowment at Weizmann Institute of Science. He has more than 30 years of experience in private equity and diversified investment-banking operations. He specializes in the development of alternative investment strategies to stimulate growth opportunities. Prior to joining MB Investment Partners, from 1998 to December 2001, Mr. Machinist served as a Managing Director and Head of Investment Banking at The Bank of New York Mellon, Inc. and was responsible for coordinating its direct investment activities, including interaction with numerous investment funds for which it was a Principal Investor. He served as the President and was one of the Principal Founders of Patricof & Co. Capital Corporation from January 1986 to November 1998 and engineered the sale of it to The Bank of New York in 1998. He served as a Co-Chief Executive Officer at Midland Capital Holdings Corp. Mr. Machinist was an Investment Banking Professional at Lehman Brothers Holdings, Inc. He served as Consultant at Atrinsic, Inc. since November 2008 and served as its Non-Executive Chairman from February 4, 2008 to December 2009. He served as an Executive at Wertheim + Company Inc. Mr. Machinist served as the Chairman of CIFC Corp since December 2013 until December 31, 2015. He has been the Chairman of the Board of Advisors at MESA since 2002. He has been Vice-Chairman of the Supervisory Board at Pyrolyx AG since October 15, 2015. He has been a Director of Traffix, Inc. since August 9, 2004 and BioNeutral Group, Inc. since September 28, 2012. He serves as a Director of Ironwood Investment Management, LLC, MB Investment Partners, Inc. and Endowment. Mr. Machinist serves as a Trustee of Vassar College. He has been a Director at Monster Digital, Inc since July 2016. He serves as a Member of International Board of Governors at Weizmann Institute of Science. He served as the Vice Chairman of Maimonides Medical Center Inc. until February 10, 2017 and serves as its Trustee. He served as Director of CIFC Corp. from December 2004 to November 21, 2016. He served as Non-Executive Chairman of IBOD Imaging, Inc and served as its Director since December 2003. He serves as Member of Supervisory Board at Pyrolyx AG. Mr. Machinist served as a Director of DOBI Medical Systems Inc. since October 2003. He served as a Non-Executive Director at United Pacific Industries Ltd. from April 11, 2008 to October 10, 2013. He has a number of additional directorships, both professional and philanthropic. He is licensed with a Series 3, 7, 24 and 63. Mr. Machinist obtained a B.A. degree in Philosophy and Chemistry from the Vassar College and undertook graduate work at the Weizmann Institute of Science in Rehovot, Israel.

Daniel Pappalardo, President of Troika, was its founder in 2001 and Chief Executive Officer of Troika Design Group, Inc. prior to its merger with the Company and will continue to lead Troika.  He has more than 25 years of media and entertainment experience as a designer, creative director and business owner.  He has created some of the most recognizable brands in the world.  Mr. Pappalardo holds a BFA in Communication Design from Rochester Institute of Technology (RIT).
Jeff Kurtz is the President of The Kamson Corporation which currently owns and operates 83 investment properties in the Northeast.  Currently, he oversees extensive rehabilitation projects among the 83 projects and is presently involved in several building projects consisting of multifamily apartments, hi-rise buildings, and mixed use properties which have retail and apartment components.  In the past, Mr. Kurtz has built multifamily units for sale along with other building projects.  Mr. Kurtz personally owns or is a general partner and/or manages, through the Kamson Corporation, a New Jersey corporation, 14,000+ apartments, in addition to office buildings and shopping centers.  A graduate of the University of Miami, Mr. Kurtz is a member of the 1987 National Championship Football Team at the University of Miami.  He continues as an active member of the university alumni.  For the past 12 years, Mr. Kurtz has been on the Board of the Hope & Heroes Children's Cancer Fund golf event and chairs this outing each year.

Thomas Tadeus Antoni Ochocki (Tom) is serving on the Board of Directors representing the Coates's families interest and has over 15 years of experience in financially regulated and chartered Stockbroking, Private Equity and Investment Banking in the United Kingdom. He is currently CEO and majority shareholder of Union Investment Management, whose history dates back to The Union Discount Company of London formed in 1885.  His career in Interactive Entertainment started with Sony on the PlayStation launch titles.  Thomas has managed and facilitated the development of over 50 published videogames.  An Old Cholmeleian of Highgate School, Thomas studied Psychology and Information Technology at Liverpool University and then C programming with Unix at Westminster University.  Thomas's businesses are built around his inherent personal interests in Technology, Psychology and Trading..

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d)     Exhibits.
Exhibit Number	Description

3.1	Articles of Merger

SIGNATURE PAGE TO FOLLOW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2017	Troika Media Group, Inc.

By: /s/ Chrisopher Broderick
Name: Christopher Broderick
Title: Chief Operating Officer